Kaye Group Inc.
                              122 East 42nd Street
                            New York, New York 10168


                                                                January 17, 2001

Marc Cohen
130 Peach Drive
Roslyn, New York  11576

Dear Mr. Cohen:

     Kaye Group Inc. (the "Company") considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held companies, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise, may result in the departure or distraction of key personnel to the detriment of the Company and its stockholders.

     The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of certain employees, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company.

     In order to induce you to remain in the employ of the Company or of any Subsidiary (as defined below) which you are employed by, the Company agrees that you shall receive the severance benefits set forth in this letter agreement (the "Agreement") in the event your employment with the Company or such Subsidiary, as the case may be, is terminated under the circumstances described below subsequent to a Change in Control (as defined below) of the Company. The severance benefit, if any, that you may be entitled to under this Agreement shall be in lieu of any other severance or other termination-related benefit to which you may be entitled under your Employment Agreement (as defined below) or otherwise, and to the extent your Employment Agreement provides any termination related benefits, your Employment Agreement is hereby amended. For the avoidance of doubt, nothing contained herein shall be deemed to affect your rights under the Company's Stock Performance Plan.

     The execution of this Agreement does not constitute a termination or cancellation of the employment agreement between you and the Company or any Subsidiary, as the case may be (the "Employment Agreement"), or the at-will nature of your employment with the Company or any Subsidiary, as the case may be. The Employment Agreement and the at-will nature of your employment with the Company or any Subsidiary, as the case may be, shall continue in force and effect after the date this Agreement is executed by the Company and you.

Severance Benefit

     If, during the period beginning upon the occurrence of a Change in Control and ending on the one-year anniversary date thereof, your employment is terminated (i) by the Company other than for "Cause" (as defined below) and other than as a result of your death or disability, or (ii) by you for Good Reason (as defined below), then the Company shall pay to you an amount equal to your annual base salary. Such payment shall be made in cash in a lump sum within 30 days after the date your employment is so terminated. In addition, until you find other employment providing you with (a) health, (b) accidental death and dismemberment and (c) life insurance, the Company shall continue to provide you with such type of insurance (for a period not to exceed 12 months from the date of any such termination) unless the Company plans which are then in effect do not permit such continued coverage, in which case, the Company will provide you with a cash amount sufficient to pay the cost of such insurance until you find other employment, but in no event in excess of 12 months.

     Definitions

     For purposes of this Agreement:

     (a) "Change in Control" shall mean the occurrence of any of the following:

          (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 51% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of
     Control: (1) any acquisition by Kaye Investments L.P. ("KILP") or its affiliates, (2) any acquisition if, after such acquisition, KILP and its affiliates own more Outstanding Company Voting Securities and Outstanding Company Common Stock than the acquiring Person; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation or other entity controlled by the Company, (4) changes in the beneficial ownership of KILP so long as new beneficial owners(s) are now current owners (directly or indirectly) of KILP or control, are controlled by or under common control with such owners or are related by blood, marriage or adoption to any current owner who is an individual or are heirs and beneficiaries of any current owner who is an individual, or (5) any acquisition by any corporation or other entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subparagraph (iii) of this paragraph (a); or


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


          (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board; or

          (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 51% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or, if not a corporation, their equivalent), as the case may be, of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or other entity which as a result of such transaction owns the stock of the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
     (B) no Person (excluding any corporation or other entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation or other entity resulting from such Business Combination) beneficially owns, directly or indirectly, 51% or more of, respectively, the then outstanding shares of common stock of the corporation or other entity resulting from such Business Combination, or the combined voting power of the then outstanding voting securities of such corporation or other entity except to the extent that such ownership existed prior to the Business Combination and (C) at least two-thirds of the members of the board of directors of the corporation (or, if not a corporation, their equivalent), resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     (b) "Cause" shall mean (i) a material breach by you of the provisions of your Employment Agreement, which breach shall not have been cured by you within sixty (60) days following notice thereof by the Company or any Subsidiary, as the case may be, to you, (ii) the commission of gross negligence or bad faith by you in the course of your employment, which commission has a material adverse effect on the Company or any of its Subsidiaries, (iii) the commission by you of a criminal act of fraud, theft or dishonesty causing material damages to the Company or any of its Subsidiaries or (iv) your conviction of (or plead nolo contendere to)


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


any felony, or misdemeanor involving moral turpitude if such misdemeanor results in material financial harm to or materially adversely affects the goodwill of the Company or any of its Subsidiaries.

     (c) "Good Reason" shall mean:

          (i) the assignment to you of any duties substantially inconsistent with the position with the Company or any Subsidiary, as the case may be, that you held immediately prior to the Change in Control of the Company, or a significant adverse alteration in the nature or status of your responsibilities or the conditions of your employment from those in effect immediately prior to such Change in Control, excluding for this purpose an isolated and inadvertent action not taken in bad faith and which is remedied by the Company or any Subsidiary, as the case mat be, promptly after receipt of notice thereof given by you;

          (ii) a reduction by the Company or any Subsidiary, as the case may be, in your annual base salary as in effect on the date hereof or as the same may be increased from time to time, except for across-the-board salary reductions similarly affecting all key personnel of the Company and its Subsidiaries and all key personnel of any person in control of the Company;

          (iii) any failure by the Company to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement and the Employment Agreement in the same manner and to the same extent that the Company or any Subsidiary, as the case may be, would be required to perform if no such succession had taken place;

          (iv) the relocation of the Company's or any Subsidiary's, as the case may be, offices at which you are principally employed immediately prior to the date of the Change in Control of the Company to a location more than 35 miles from such location, or the Company's or any Subsidiary's, as the case may be, requiring you to be based anywhere other than the Company's or any Subsidiary's, as the case may be, offices at such location, except for required travel on the Company's or any Subsidiary's, as the case may be, business to an extent substantially consistent with your business travel obligations immediately prior to the Change in Control;

          (v) the failure by the Company or any Subsidiary, as the case may be, to continue to provide you with benefits substantially similar to those enjoyed by you under any of the Company's or any Subsidiary's, as the case may be, life insurance, medical, accident, disability or other employee benefit or compensation plans in which you were participating at the time of the Change in Control of the Company, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits, or the failure by the Company or any Subsidiary, as the case may be, to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company or any Subsidiary, as the case may be, in accordance with the Company's or any Subsidiary's, as the case may be, normal vacation policy in effect at the time of the Change in Control of the Company, unless such failure or taking of action similarly affects all key personnel of the Company and its Subsidiaries and all key personnel of any person in control of the Company;

          (d) "Subsidiary" shall mean any corporation or other entity of which the securities having a majority of the voting power in electing directors are, at the time of determination, owned by the Company, directly or through one or more Subsidiaries.

     Gross-Up

     Anything in this Agreement to the contrary notwithstanding, in the event any payment or distribution by the Company to you under this Agreement (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (such excise tax, together with any similar tax under any new or replacement provision to such Section 4999, are hereinafter collectively referred to as the "Excise Tax"), then you shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by you of all taxes, including, without limitation, any income taxes and Excise Tax imposed upon the Gross-Up Payment, you retain an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the
Payments. All determinations required to be made for purposes of this computation, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Company's independent accounting firm which shall provide detailed supporting calculations both to the Company and you within 15 business days of the receipt of notice from you that there has or will be a Payment, or such earlier time as is requested by the Company.

     Miscellaneous

     You agree to cooperate with the Company and to use your best efforts to assist the Company in effecting a Change in Control. You agree to hold confidential all information regarding a potential Change in Control and all information contained herein and not to communicate with potential purchasers (other than with the consent and pursuant to the instructions of the Company).

     This Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and assigns (including, without limitation, any entity or person who shall acquire all or substantially all of the businesses or assets of the Company and its Subsidiaries, whether by purchase, merger, consolidation or otherwise) and you and your heirs, legal representatives, executors and assigns.

     This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, whether written or oral, relating to the subject matter hereof.


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


     This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by both parties hereto and with the consent of the Board. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach or waiver of the breach of any other term or covenant contained in this Agreement.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

     If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall apply only in the jurisdiction where such holding shall have occurred and only as to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be modified in such jurisdiction so that such invalid or unenforceable provision thereafter will be enforceable.

     No notice, consent, approval or communication provided for herein or given in connection herewith shall be validly given, made, delivered or served unless it is in writing and delivered personally, or sent by a recognized overnight courier (with all costs prepaid), or sent by registered or certified United States mail, postage prepaid, with return receipt requested, or sent by facsimile transmission, to the addresses for each party set forth below. Any party hereto may from time to time change its address by notice to the other parties given in the manner provided for herein. Notices, consents, approvals and communications delivered personally or sent by overnight courier shall be deemed to have been given upon delivery to the respective addresses set forth below, or five (5) days after the date when mailed, if sent by registered or certified United States mail, or when receipt is confirmed, if sent by facsimile transmission. Addresses of the parties are the following:

                  If to the Company, to:

                           Kaye Group Inc.
                           122 East 42nd Street
                           New York, New York 10168


                  If to you, to:

                           Marc Cohen
                           130 Peach Drive
                           Roslyn, New York 11576

     None of your rights under this Agreement may be assigned, transferred, pledged, or otherwise disposed of, other than by your will or under the laws of descent and distribution, and any amount paid to you pursuant to this Agreement shall not be taken into account in computing your salary or other compensation for purposes of determining any benefit or compensation payable to you or your beneficiaries or estate under any pension, retirement, life insurance or other benefit arrangement of the Company or any Subsidiary.

                                      * * *

     Please signify your agreement to the foregoing by signing this Agreement below and returning it to the Company.

                                       Very truly yours,

                                       KAYE GROUP INC.


                                       By:_______________________________
                                             Name:
                                             Title:

AGREED:


-------------------------------
             Marc Cohen



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